QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.5

ASSOCIATES FIRST CAPITAL CORPORATION
(successor-in-interest to Associates Corporation of North America),

CITICORP,
                                                                                 AS GUARANTOR

AND

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
(successor-in-interest to Bank One Trust Company, N. A.),
                                                                                 AS TRUSTEE

THIRD SUPPLEMENTAL INDENTURE

Dated as of January 23, 2004

to Indenture

Dated as of October 15, 1992

        THIS THIRD SUPPLEMENTAL INDENTURE dated as of January 23, 2004 (the "Supplemental Indenture"), by and among ASSOCIATES FIRST CAPITAL CORPORATION (successor-in-interest to Associates Corporation of North America), a corporation organized and existing under the laws of the State of Delaware ("AFCC"), CITICORP, a corporation organized and existing under the laws of the State of Delaware, as guarantor, and J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION (successor-in-interest to Bank One Trust Company, N. A.), as trustee (the "Trustee");

        WHEREAS, AFCC has heretofore executed and delivered to the Trustee an indenture dated as of October 15, 1992, as supplemented to the date hereof (the "Indenture"), providing for the issuance by AFCC from time to time of its senior securities (the "Notes");

        WHEREAS, the series of Notes listed on Annex I to this Supplemental Indenture were issued from time to time pursuant to the Indenture;

        WHEREAS, Citicorp guaranteed the payment of the principal and interest on AFCC's issued and outstanding Notes in a supplemental indenture dated as of December 1, 2000 (the "Guarantee");

        WHEREAS, pursuant to a consent solicitation commenced on December 3, 2003, AFCC has received consents to the proposed amendments to the Guarantee and the Indenture (the "Proposed Amendments") set forth in the consent solicitation statement of even date therewith, as supplemented to the date hereof (as so supplemented, the "Consent Solicitation Statement") from Holders representing at least 66 2/3% of the aggregate outstanding principal amount of each series of Notes issued pursuant to the Indenture;

        WHEREAS, AFCC and Citicorp desire to effectuate the Proposed Amendments by executing this Supplemental Indenture; and

        WHEREAS, AFCC and Citicorp acknowledge and agree that the execution of this Supplemental Indenture is authorized and permitted by Section 12.01(g) of the Indenture and all conditions precedent provided for in the Indenture relating to the execution of this Supplemental Indenture have been complied with;

        NOW, THEREFORE, AFCC, Citicorp and the Trustee agree as follows for the equal and proportionate benefit of the holders of the Notes (the "Holders"):

ARTICLE I

DEFINITION

        SECTION I.1.    Conditions to Effectiveness.    When used herein, "Consent Solicitation Completion Event" with respect to a series of Notes listed on Annex I shall mean such time as an officer of AFCC shall have delivered a certificate stating that AFCC shall have completed a consent solicitation with respect to that series of Notes in accordance with the terms and conditions set forth in the Consent Solicitation Statement, including the payment by AFCC of a fee of $1 per $1,000 principal amount of Notes of that series as to which consents are granted and accepted.

ARTICLE II

AMENDMENTS

        SECTION II.1.    Upon the occurrence of the Consent Solicitation Completion Event with respect to a series of Notes, the Indenture and the Guarantee with respect to that series of Notes shall be amended as follows:

        (a)   Article 1(d) of the Guarantee is deleted in its entirety and replaced by the following:

    "The Guarantee shall be irrevocably valid until, and no claim may be asserted under the Guarantee after the tenth business day following the maturity of all the Notes, either upon their respective stated maturities, redemption or otherwise."

        (b)   Article 1(g) of the Guarantee is deleted in its entirety and replaced by the following:

    "Citicorp may, upon providing written notice of such assignment to the Trustee, assign its obligations under the Guarantee to an affiliate; provided, that such affiliate shall have, at the date of such assignment, a rating on its long-term, unsecured and unsubordinated indebtedness for borrowed money from either Moody's Investors Service (or any successor thereto, "Moody's") or Standard & Poor's Rating Services (or any successor thereto, "Standard & Poor's") that is no lower than the rating then assigned by either Moody's or Standard & Poor's to the long-term, unsecured and unsubordinated indebtedness of Citicorp, whereupon such assignee shall be substituted in lieu of Citicorp with respect to the performance of the Obligations theretofore to be performed by Citicorp as described in this Article One, provided that, if such assignee ceases to be an affiliate of Citicorp at any time prior to the termination of the Guarantee, the Guarantee shall be deemed to be re-assigned to Citicorp, which shall be deemed to be substituted in lieu of such assignee with respect to the performance of the Obligations to be performed by such assignee. No consent of any holder of Notes is required to effect such assignment or re-assignment. For purposes of this subsection (g), the term "affiliate" shall mean any corporation incorporated under the laws of the United States which is either a direct or indirect wholly-owned subsidiary of Citicorp or which directly or indirectly wholly owns Citicorp."

        (c)   Section 6.02(2) ("Maintenance of Corporate Existence") of the Associates Corporation of North America Standard Multiple-Series Indenture Provisions dated as of December 1, 1992 (the "1992 ACONA Indenture Provisions") is deleted in its entirety and replaced by the following: "Intentionally Omitted."

        (d)   Section 6.02(5) ("Liens, etc.") of the 1992 ACONA Indenture Provisions is deleted in its entirety and replaced by the following: "Intentionally Omitted."

        (e)   Section 6.02(6) ("Consolidations, Mergers, etc.") of the 1992 ACONA Indenture Provisions is deleted in its entirety and replaced by the following:

    "Will not lease, sell, transfer or otherwise dispose of all or substantially all of its assets to, or consolidate with, or merge into, any other person, firm or corporation, or permit any other person, firm or corporation to merge into the Company, unless the person, firm or corporation to which such assets shall have been leased, sold, transferred or otherwise disposed of or the corporation formed by such consolidation or the corporation into which the Company shall have been merged, as the case may be (any such person, firm or corporation, other than the Company, being herein called the "New Company"), shall be a corporation incorporated within the United States of America which shall expressly assume the due and punctual payment of the principal of, and premium, if any, and interest, if any, on all of the Securities of each series and the due and punctual performance of all of the covenants and conditions of the Indenture and the Securities of each series, and unless immediately after any such transaction, no default shall exist in the performance of any of the covenants and conditions of the Indenture or the Securities of any series. In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the New Company, the New Company shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part and the predecessor corporation shall be relieved of any further obligation under the Indenture."

        (f)    Section 6.02(12) ("Transactions with Controlling Persons") of the 1992 ACONA Indenture Provisions is deleted in its entirety and replaced by the following:"Intentionally Omitted."

        (g)   The following will be inserted as a new Section 6.05 ("Restrictions Upon Liens Upon Voting Stock of Significant Subsidiaries") of the 1992 ACONA Indenture Provisions:

    "(a)
    Citicorp will not, and will not permit any Subsidiary to, incur, issue, assume or guarantee any Indebtedness if such Indebtedness is secured by a pledge of, lien on, or security interest in any shares of Voting Stock of any Significant Subsidiary, whether such Voting Stock is now owned or shall hereafter be acquired, without effectively providing that the Securities (together with, if Citicorp shall so determine, any other indebtedness or obligations of Citicorp or any Subsidiary ranking equally with such Securities and then existing or thereafter created) shall be secured equally and ratably with such Indebtedness. For the purposes of the foregoing, pledging, placing a lien on or creating a security interest in any shares of Voting Stock of a Significant Subsidiary in order to secure then outstanding Indebtedness of Citicorp or any Subsidiary shall be deemed to be the incurrence, issuance, assumption or guarantee (as the case may be) of such Indebtedness, but the foregoing shall not apply to Indebtedness secured by a pledge of, lien on or security interest in any shares of Voting Stock of any corporation at the time it becomes a Significant Subsidiary, including extensions, renewals and replacements of such Indebtedness without increase in the amount thereof.

    (b)
    For the purposes of subsection (a) of this Section 6.05, the term "Voting Stock" shall mean capital stock the holders of which have general voting power under ordinary circumstances to elect at least a majority of the board of directors of a corporation provided that, for the purposes hereof, capital stock which carries only the right to vote conditioned on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

    (c)
    For the purposes of subsection (a) of this Section 6.05, the term "Significant Subsidiary" shall mean a Subsidiary, including its Subsidiaries, which meets any of the following conditions:

    (1)
    Citicorp's and its other Subsidiaries' investments in and advances to the Subsidiary exceed 10 percent of the total assets of Citicorp and its Subsidiaries consolidated as of the end of the most recently completed fiscal year;

    (2)
    Citicorp's and its other Subsidiaries' proportionate share of the total assets (after inter-company eliminations) of the Subsidiary exceeds 10 percent of the total assets of Citicorp and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or

    (3)
    Citicorp's and its other Subsidiaries' equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle of the Subsidiary exceeds 10 percent of such income of Citicorp and its Subsidiaries consolidated for the most recently completed fiscal year.

    (d)
    For the purposes of this Section 6.05, the term "Subsidiary" shall mean any corporation of which securities (excluding securities entitled to vote for directors only by reason of the happening of a contingency) entitled to elect at least a majority of the corporation's directors shall at the time be owned, directly or indirectly, by Citicorp, or one or more Subsidiaries, or by Citicorp and one or more Subsidiaries.

    (e)
    For the purposes of this Section 6.05, the term "Indebtedness" shall mean any and all obligations of a corporation for money borrowed which in accordance with generally accepted accounting principles would be reflected on the balance sheet of such corporation as a liability on the date as of which Indebtedness is to be determined.

    (f)
    For the purposes of making the prescribed income test in clause (3) of subsection (c) of this Section 6.05, the following shall be applicable:

    (1)
    When a loss has been incurred by either Citicorp and its Subsidiaries consolidated or the tested Subsidiary, but not both, the equity in the income or loss of the tested Subsidiary shall be excluded from the income of Citicorp and its Subsidiaries consolidated for the purposes of the computation; and

    (2)
    If income of Citicorp and its Subsidiaries consolidated for the most recent fiscal year is at least 10 percent lower than the average of the income for the last five fiscal years, such average income shall be substituted for purposes of the computation. Any loss years shall be omitted for purposes of computing average income."

ARTICLE III

MISCELLANEOUS PROVISIONS

        SECTION III.1.    Execution as Supplemental Indenture.    This Supplemental Indenture is executed and shall be construed as an indenture supplemental to and in implementation of the Indenture and, as provided in the Indenture, this Supplemental Indenture forms a part thereof for all purposes and shall henceforth be read and construed together, and every Holder of Notes of a series to which the amendments set forth in Article II above have been made heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby.

        SECTION III.2.    Indenture Remains in Full Force and Effect.    Except as expressly amended hereby, the Indenture, as amended from time to time, shall continue in full force and effect in accordance with the provisions thereof and the Indenture is in all respects hereby ratified and confirmed.

        SECTION III.3.    Responsibility for Recitals, etc.    The recitals herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of AFCC and Citicorp, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or of the Notes. The Trustee makes no undertakings or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Supplemental Indenture or the proper authorization or the due execution hereof by AFCC and Citicorp or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by AFCC and Citicorp.

        SECTION III.4.    Conflict with Trust Indenture Act.    If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provisions of the Trust Indenture Act ("TIA") that is required under the TIA to be part of and govern any provision of this Supplemental Indenture, the provision of the TIA shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

        SECTION III.5.    Severability.    In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION III.6.    Successors.    All agreements of AFCC and Citicorp in this Supplemental Indenture shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

        SECTION III.7.    New York Contract.    This Supplemental Indenture shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State.

        SECTION III.8.    Terms Defined in the Indenture.    Except as herein expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Indenture.

        SECTION III.9.    Headings.    The Article and Section headings of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

        SECTION III.10.    Execution and Counterparts.    This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

ASSOCIATES FIRST CAPITAL CORPORATION (successor-in-interest to Associates Corporation of North America)
By:	/s/ JOHN R. DYE Name: John R. Dye Title: Secretary
CITICORP, as Guarantor
By:	/s/ GREGORY C. EHLKE Name: Gregory C. Ehlke Title: Vice President
J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION (successor-in-interest to Bank One Trust Company, N. A.), as Trustee
By:	/s/ MIETKA COLLINS Name: Mietka Collins Title: Assistant Vice President

ANNEX I

Indenture with J.P. Morgan Trust Company, National Association
(Successor-in-Interest to Bank One Trust Company, N. A.),
dated as of October 15, 1992
(as Amended and Supplemented to the Date Hereof)

SERIES A

Coupon	Maturity	Amount Outstanding	Id Cusip	Issue Date
7.95	2/15/2010	US$150,000,000	046003EG0	2/16/1993

SERIES B

Coupon	Maturity	Amount Outstanding	Id Cusip	Issue Date
7.95	2/15/2010	US$100,000,000	046003EJ4	3/3/1993

MEDIUM TERM NOTES, SERIES F

Coupon	Maturity	Amount Outstanding	Id Cusip	Issue Date
6.37	7/27/2005	US$10,000,000	045903U25	7/27/1993
6.3	8/24/2005	US$5,000,000	045903W23	8/24/1993

QuickLinks

ARTICLE I DEFINITION
ARTICLE II AMENDMENTS
ARTICLE III MISCELLANEOUS PROVISIONS
ANNEX I Indenture with J.P. Morgan Trust Company, National Association (Successor-in-Interest to Bank One Trust Company, N. A.), dated as of October 15, 1992 (as Amended and Supplemented to the Date Hereof)